NB005:0NB15:70784:LOUISVILLE
090899:1
                                JOINDER AGREEMENT

         This Joinder Agreement (the "Joinder Agreement") is made and entered into as of October 29, 1999, by and among:

         (1) Commonwealth Industries, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

         (2) Commonwealth Aluminum Lewisport, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and formerly known as Commonwealth Aluminum Corporation ("Lewisport");

         (3) Alflex Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware ("Alflex");

         (4) Commonwealth Aluminum Concast, Inc., a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI"; each of CACI, Lewisport and Alflex is sometimes hereafter referred to as a "Borrower" and collectively as the "Borrowers");

         (5) Commonwealth Aluminum Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (the "New Borrower");

         (6) The Subsidiary of the Parent identified by the caption "Subsidiary Guarantor" on the signature pages hereto (the "Subsidiary Guarantor" and, together with the Parent and the Borrowers, the "Obligors");

         (7) Bank One, Indiana, NA, for itself and as administrative agent for the Lenders (as hereafter defined) (the "Administrative Agent");

         (8)      PNC Bank, National Association ("PNC");

         (9)      ABN AMRO Bank N.V. ("ABN AMRO");

         (10)     Bank of Montreal ("Montreal");

         (11)     Credit Agricole Indosuez ("Indosuez");

         (12)     Mellon Bank, N.A. ("Mellon Bank"); and

         (13) The Industrial Bank of Japan, Limited ("IBJ" and, together with the Administrative Agent, PNC, ABN AMRO, Montreal, Indosuez and Mellon Bank, the "Lenders").




                             PRELIMINARY STATEMENTS:

A. Parent, each of the Borrowers, each of the Subsidiary Guarantors and each of the Lenders are parties to a certain Second Amended and Restated Credit Agreement dated as of December 19, 1997, as amended by Amendment No. 1 to Credit Agreement dated December 22, 1997, and an Agreement of Resignation, Appointment and Acceptance dated August 18, 1999 (as amended from time to time, the "Credit Agreement").

B. Parent, Lewisport, Alflex, CACI, the Subsidiary Guarantors and the Administrative Agent (as successor to National Westminster Bank PLC pursuant to the Agreement of Resignation, Appointment and Acceptance dated August 18, 1999) are parties to a certain Amended and Restated Pledge and Security Agreement dated as of November 29, 1996, as amended by Amendment No. 1 dated as of December 19, 1997 (as amended, the "Pledge Agreement").

C. Lewisport has changed its name, and the Borrowers have requested that the Lenders consent to such change of name.

D. C.I. Holdings, Inc., has merged with and into Parent, and the Borrowers have requested that the Lenders consent to such merger.

E. New Borrower has become affiliated with the Borrowers, and the Borrowers have requested that the Lenders agree to allow New Borrower to join as a Borrower under the Credit Agreement.

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:


1. Joinder. The New Borrower hereby executes and delivers this Agreement to the Lenders, pursuant to which the New Borrower joins as a "Borrower" (as defined in the Credit Agreement), and becomes liable as a Borrower under, each of the documents to which the Borrowers are parties (including without limitation the Credit Agreement, each of the Revolving Credit Notes, each of the Swingline Notes and the Pledge Agreement), jointly and severally liable with all other Borrowers under and with respect to such documents. Each of the other Borrowers consents to the joinder of the New Borrower.

         2. Consent of Lenders. Each of the Lenders hereby (i) consents to the change of Lewisport's name from Commonwealth Aluminum Corporation to Commonwealth Aluminum Lewisport, Inc., (ii) consents to the merger of CI Holdings, Inc., with and into Parent, and (iii) consents to the addition of the New Borrower as, and agrees that the New Borrower shall be, a "Borrower" under the Credit Agreement, the Revolving Credit Notes, the Swingline Notes, the Pledge Agreement and each of the other documents to which the Borrowers are parties.

         3. Affirmation of Representations and Warranties. Each of the Borrowers (including the New Borrower) hereby affirms that the representations and warranties contained in the Credit Agreement and in the Pledge Agreement are true and accurate as of the date of the execution and delivery of this Joinder Agreement. Each further represents and warrants that each has the power to enter into and perform this Joinder Agreement. The making and performance by the Borrowers (including the New Borrower) and each of the Subsidiary Guarantors of this Joinder Agreement has been duly authorized by all necessary corporate action and will not violate any provision of law or of any of the Borrowers' (including the New Borrower's) certificates of incorporation or bylaws, or result in the breach of, or constitute a default under, any agreement or instrument to which any of the Borrowers (including the New Borrower) or any Subsidiary Guarantor is a party or by which any of the Borrowers (including the New Borrower) or any Subsidiary Guarantor or any of their respective property may be bound or affected, or result in the creation of any lien, charge or encumbrance upon any property or assets of any of the Borrowers (including the New Borrower) or any Subsidiary Guarantor, except as provided by this Joinder Agreement (in the case of the New Borrower). No consent, approval, authorization, declaration, exemption or other action by, or notice to, any court or governmental or administrative agency or tribunal is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Joinder Agreement or any other agreement, instrument or document to be executed and delivered pursuant hereto.

         4. No Impairment and Ratification. Each Subsidiary Guarantor consents to the entering into of this Joinder Agreement by each of the Borrowers (including the New Borrower), each of the Subsidiary Guarantors and the Lenders and agrees that neither this Joinder Agreement nor anything contained herein or in any other document or instrument delivered in connection herewith shall diminish or impair its liability in any respect under its Guaranty, which Guaranty is, by the execution and delivery of this Joinder Agreement, ratified, confirmed and reaffirmed in their entirety, and acknowledged to continue in full force and effect.

         5. Ratification. Except as expressly amended by this Joinder Agreement, the Credit Agreement, the Pledge Agreement and the Guaranties are and shall be unchanged, and all of the terms, provisions, covenants, agreements, conditions, schedules and exhibits thereof or thereto shall remain and continue in full force and effect and are hereby incorporated by reference, and hereby ratified, reaffirmed and confirmed by the Borrowers (including the New Borrower), each Subsidiary Guarantor and the Lenders in all respects on and as of the effective date of this Amendment. Each Subsidiary Guarantor and each of the Borrowers (including the New Borrower) acknowledges and agrees that all liens, security interests, and pledges heretofore given to the Lenders to secure their respective indebtedness to the Lenders shall also secure all obligations arising hereunder.

         6. Conditions. The Lenders' agreements and consents in this Joinder Agreement are and shall be subject to the prior satisfaction of the following conditions precedent:

                  (a) Execution and Delivery of this Joinder Agreement. All of the parties to this Joinder Agreement shall have executed and delivered a counterpart hereof.

                  (b) Evidence of Existence and Authorzation. The Administrative Agent shall have received the following:

     (i) for the New Borrower, a copy of charter documents, by-laws and resolutions relating to New Borrower's execution and delivery of this Joinder Agreement, all certified as true, correct and complete by the Secretary or an Assistant Secretary of the New Borrower;

     (ii) for Parent, a copy of the charter documents reflecting the merger of CI Holdings, Inc., with and into the Parent, all certified as true, correct and complete by the Secretary or an Assistant Secretary of the Parent; and

                           (iii)  for  all  Obligors,   copies  of   resolutions
relating to the execution and delivery of this Joinder
Agreement, all certified as true, correct and complete by the Secretary or an Assistant Secretary of each Obligor.

                  (c) Chattel Search Results. The Administrative Agent shall have received legal opinions, UCC-11 Reports or reports from nationally-recognized chattel search firms and similar information reflecting that the security interests granted to the Lenders by the New Borrower and by Lewisport are first and prior perfected security interests.

                  (d) Legal Opinion. The Administrative Agent shall have received the legal opinion of the law firm of Messrs. Sullivan & Cromwell, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference.

                  (e) Proceedings Satisfactory. All proceedings taken in connection with the transactions contemplated herein shall be satisfactory to the Lenders and their counsel. The Lenders and their counsel shall have received copies of such documents as they may request in connection therewith, all in form and substance satisfactory to the Lenders and their counsel.

                  (f) Financing Statements. The New Borrower shall have executed and delivered to the Administrative Agent for filing in the appropriate governmental offices all UCC-1 financing statements and other documents as the Administrative Agent determines to be necessary to perfect the security interests intended to be granted by the New Borrower under the Pledge Agreement.

         7.       General Provisions.

(a) Entire Agreement. This Agreement, the Credit Agreement, the Pledge Agreement and the other documents to which the Borrowers (including the New Borrower) are parties pursuant to the Credit Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and thereof. No change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

(b) Definitions. Terms used and not otherwise defined in this Joinder Agreement shall have the meanings given to them in the Credit Agreement, as amended from time to time.

(c) Benefit. This Agreement shall be binding upon the Obligors, the New Borrower and their respective successors and assigns and shall inure to the benefit of the Lenders and their respective successors and assigns.

(d) Waiver. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or a waiver in respect of any breach or default, whether of a similar or a different nature, unless expressly so stated in writing.

(e) Governing Law. The validity, construction, interpretation and enforcement of this Agreement shall be construed in accordance with the laws of the State of New York without regard to its conflict of laws.

(f) Severability. If any provision of this Agreement or its application shall be deemed invalid, illegal or unenforceable in any respect, the validity, construction, interpretation and enforceability of all other applications of that provision and of all other provisions and applications hereof shall not in any way be affected or impaired.

(g) Further Assurances. From time to time at another party's request and without further consideration, the parties shall execute and deliver such further instruments and documents, and take such other action as the requesting party may reasonably request, in order to complete more effectively the transactions contemplated in this Agreement.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by each party on separate copies, which copies, when combined so as to include the signatures of all parties, shall constitute a single counterpart of this Agreement.

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the date set out in the preamble of this Agreement but actually on the dates set forth below.

                          Commonwealth Industries, Inc.

                                    By:
                                    Title:


                                    Commonwealth Aluminum Lewisport, Inc.

                                    By:
                                    Title:

                                    Alflex Corporation

                                    By:
                                    Title:




                                    Commonwealth Aluminum Concast, Inc.

                                    By:
                                    Title:


                                    Commonwealth Aluminum Corporation

                                    By:
                                    Title:

"Subsidiary Guarantor"              Commonwealth Aluminum Sales Corporation

                                    By:
                                    Title:

                                    Bank One, Indiana, NA

                                    By:
                                    Title:

                                    PNC Bank, National Association

                                    By:
                                    Title:

                                    ABN AMRO Bank N.V.

                                    By:
                                    Title:

                                    Bank of Montreal

                                    By:
                                    Title:

                                    Credit Agricole Indosuez

                                    By:
                                    Title:

                                    Mellon Bank, N.A.

                                    By:
                                    Title:


                                    The Industrial Bank of Japan, Limited

                                    By:
                                    Title: